Summary of Federal Income Tax Expense Attributable to Income (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Summary of percentage computed by applying the U.S. federal income tax rate to (loss) income before federal income taxes and noncontrolling interests
Computed (expected tax (benefit) expense)	$ (46)	$ 469	$ 245
Dividends received deduction	(87)	(112)	(75)
Tax credits	(53)	(82)	(85)
Other, net	39	38	14
Total tax (benefit) expense	$ (147)	$ 313	$ 99
Computed (expected tax expense)	35.00%	35.00%	35.00%
Dividends received deduction, percentage	66.00%	(8.00%)	(11.00%)
Tax credit, percentage	41.00%	(6.00%)	(12.00%)
Other, net, percentage	(30.00%)	2.00%	2.00%
Total percentage	112.00%	23.00%	14.00%